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                                                                    Exhibit 99.1

         [PRICELINE.COM LOGO OF PLANE, BED, KEY, PHONE, HOUSE AND CAR]
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                            priceline.com-Registered


                                 Morgan Stanley

                         Internet, Software & Networking
                                   Conference

                                January 7, 2002

                             ----------------------



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         Priceline.com would like to remind you that this presentation may contain forward looking statements, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "does not currently expect," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets," or "continue," reflecting something other than historical fact are intended to identify forward looking statements. The following factors, among others, could cause priceline.com's actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel products as the result of recent terrorist events, hostilities or other similar or related events; adverse changes in priceline.com's relationships with airlines and other product and service providers; systems-related failures and/or security breaches; the effects of increased competition; priceline.com's ability to protect its intellectual property rights; losses by priceline.com and its licensees; any adverse impact from negative publicity and negative customer reaction to such publicity; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause priceline.com's actual results to differ materially from those described in the forward-looking statements, please refer to priceline.com's most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, priceline.com undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


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PRODUCTS

o  Travel

     --   Airline Tickets

     --   Hotel Rooms

     --   Rental Cars

     --   Cruises

     --   Vacations (To Come)

o  Non - Travel

     --   Home Finance

     --   Telecom

     --   New Cars

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
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HISTORICAL RESULTS: POST-IPO QUARTERLY PERFORMANCE

               Q2 99     Q3 99     Q4 99     Q1 00     Q2 00     Q3 00     Q4 00     Q1 01     Q2 01     Q3 01
               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Revenue        $111.6    $152.2    $169.2    $313.8    $352.1    $341.3    $228.2    $269.7    $364.8    $302.0

Pro Forma EPS  $(0.10)   $(0.08)   $(0.06)   $(0.04)   $(0.01)   $(0.01)   (0.15)    $(0.03)   $ 0.05    $ 0.03


               Q2 99     Q3 99     Q4 99     Q1 00     Q2 00     Q3 00     Q4 00     Q1 01     Q2 01     Q3 01
               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Contribution   $10.5     $18.2     $24.1     $49.0     $55.2     $54.4     $35.1     $43.1     $60.1     $50.4

Margin           9.4%     12.0%     14.2%     15.6%     15.7%     15.9%     15.4%     16.0%     16.5%     16.7%

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

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KEY STRENGTHS: BRAND

     o    Powerful Brand Awareness: Top 5 Internet Brand

                    [AOL LOGO]                    [AMAZON.COM LOGO]

                         [RICELINE.COM-REGISGERED LOGO]

                    [EBAY LOGO]                   [YAHOO! LOGO]



Source:  Opinion Research
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KEY STRENGTHS: CUSTOMER BASE


o    11.8 million unique customers (Q3)

o    Repeat offer rate grew from 51% in 3Q00 to 63% in 3Q01

o Over 900,000 new customers acquired on average per quarter over the last twelve months

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KEY STRENGTHS: BUSINESS MODEL


o  Compelling Value Proposition

     -- Savings ranging 20-80% off published prices - the best prices and availability on the Net

                        CUSTOMER CHOOSES               PRICELINE CHOOSES
                        ----------------               -----------------
                        Itinerary date                 Airline (majors only)
AIR                     Price                          Time of day (no redeye)
                                                       Circuity (1 connection only)
                        Itinerary date
HOTEL                   Location by zone               Hotel property
                        Star level                            - upgrade
                        Price

                        Itinerary date                 Rental car company
RENTAL CAR              Specific pick up location             - upgrade
                        Car type
                        Price


     --   Name Your Own Price model shields suppliers

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KEY STRENGTHS: BUSINESS MODEL

o  Margin Structure

     --   Priceline earns higher margins than online or offline agents

     --   Margin structure protected by Name Your Own Price model

     -- Priceline model and allocation system protect airline retail pricing and provides incremental revenue/profits at competitive yields

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KEY STRENGTHS: SUPPLIER NETWORK

o  Broadest supplier participation in all products

o  Priceline reflects meaningful scale to suppliers

     --   2-3% of total domestic traffic (RPMs)

     --   2% of partner hotel room nights sold

     --   2% of partner rental cars sold

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KEY STRENGTHS: EFFICIENT COST STRUCTURE

o  Fixed costs run at $20 million / quarter, including $4 million of D&A

     --   Includes consolidation of Europe

o  16.5% + gross margin

o  Variable costs normally run at 5-6% of revenues

o  Efficient customer acquisition costs (Advertising Cost / New Customer)

     --   $10.35 Q3

o  $8.4 million of EBITDA in Q3

o  Favorable cash flows due to working capital cycle

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NEW PRODUCTS

o    Cruise Test

o    Vacations Test

o    Name Your Own Price Vacations

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PRICELINE HOME FINANCE

o  Priceline Mortgage: JV between Priceline (49%) / First Alliance Bank (51%)

     --   Best rates and closing costs available (guaranteed)

     --   Float down protection and loan-level pricing

     --   No tradeoffs

     --   Impressive growth with limited marketing support

o Online mortgage penetration gaining consumer acceptance: 1% in 1999; 15% in 2003(1)


(1) Source: Morgan Stanley Research
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MARKETING OPPORTUNITIES

o  Existing Customer Base

o  Online Marketing


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PRICELINE OUTLOOK

o  Market Outlook

     --   Travel Industry

     --   Online Travel

o  Brand

o  Business Model

o  Scale and Efficiency

o  Ability to Manage Through Change

o  Opportunities

     --   Vacations

     --   Online Marketing

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         [PRICELINE.COM LOGO OF PLANE, BED, KEY, PHONE, HOUSE AND CAR]


                            priceline.com-Registered

                         [PRICELINE.COM VACATIONS LOGO]






                             priceline.com Vacations
                 "BUILD YOUR OWN VACATION, NAME YOUR OWN PRICE"


                                 Morgan Stanley
                       Internet, Software, and Networking
                                   Conference

                                 January 7, 2002

[PRICELINE.COM WEBSITE GRAPHIC]

PRICELINE.COM VACATIONS IS AN ATTRACTIVE PRODUCT EXTENSION OPPORTUNITY,
OFFERING:

Entry into the $1.4B online packaged vacation market

     -    Higher revenue/sale

     -    Higher margins

Operating leverage from priceline's core product

     -    Limited capital expenditure

     -    Built on strength of existing supplier relationships

Enhancement of priceline's key brand attributes

     -    Maintains/supports ownership of "Best Deal"

     -    Broadens brand appeal

[PRICELINE.COM WEBSITE GRAPHIC]


A UNIQUE CONSUMER PROPOSITION: THE SMART WAY FOR THE SEASONED TRAVELER TO GET THE BEST DEAL ON THE EXACT VACATION THEY WANT

The customer tells us where they want to go and when

We search our database and display only available hotels, along with with images and amenities.

Customer chooses a specific hotel and names their own price for the air/hotel package.

Because we use priceline's opaque supplier pricing, we can offer superior value.

[PRICELINE.COM WEBSITE GRAPHIC]

PRICELINE.COM VACATIONS MAKES IT EASY TO GET THE BEST AVAILABLE PRICE

If the consumer's offer is accepted, the deal is closed and they receive their flight itinerary details, hotel information and confirmation/receipt.

If offer price is "reasonable", but not accepted, they will receive a counter-offer for the selected package.

In addition, they will also see alternative packages at the selected destination.

Suppliers are protected because consumers will only see pricing after securing their offer with a credit card.

                         [PRICELINE.COM VACATIONS LOGO]

A UNIQUE PROPOSITION FOR CONSUMERS AND SUPPLIERS

CUSTOMER ADVANTAGES

|_| Customer Empowerment and Ease of Use

     o    Choose specific hotel based on dynamic availability search

     o    No date restrictions

     o    Name Your Own Price

     o    One-step rehabilitation options with counter-offers

|_|  Superior Value Due to Industry-Low Opaque Rates

|_|  A Wide Range of Options

     o Destinations throughout the continental U.S., Mexico, The Caribbean, Hawaii, and Europe featuring a broad portfolio of premier airlines and hotels


SUPPLIER ADVANTAGES

|_|  Protection of Partner Pricing Structure

     o    Search highest prices first

     o    No ability to compare to retail prices

     o Air Opacity and Cancel Policy - Protects premium pricing for business travelers

|_|  Flexible Pricing Model

     o Hotels can steer business without commitment of inventory blocks at wholesale price levels

|_|  Minimal Implementation Requirements

     o    Same priceline rate structure for airlines and hotel properties

     o    Consistent priceline policies